Exhibit 4.1

[Specimen]
INCORPORATED UNDER THE LAWS OF THE
STATE OF DELAWARE

Number
AC	Triton PCS	Shares
CLASS A COMMON STOCK	Triton PCS Holdings, Inc.	CLASS A COMMON STOCK
SEE REVERSE FOR CERTAIN DEFINITIONS
PAR VALUE $0.01		CUSIP 867220 10 8

THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MA OR NEW YORK, NY

This certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK OF THE PAR VALUE OF
ONE CENT ($.01) EACH OF

TRITON PCS HOLDINGS, INC.

(hereinafter called the “Company”) transferable only upon the books of the Company by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are issued under and are subject to the laws of the State of Delaware and to all provisions of the Certificate of Incorporation and the Bylaws of the Company, including any and all amendments as may from time to time be made thereto, to all the terms and conditions of which the holder, by acceptance thereof, assets. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the Company has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and its facsimile corporate seal to be hereunto affixed.

     Dated:

SECRETARY	[SEAL OF TRITON PCS HOLDINGS, INC.]	CHIEF
EXECUTIVE OFFICER

LEGEND: NAME CHANGED TO SUNCOM WIRELESS HOLDINGS, INC.

COUNTERSIGNED AND REGISTERED:
BankBoston, N.A.
TRANSFER AGENT AND REGISTRAR
BY

AUTHORIZED SIGNATURE

TRITON PCS HOLDINGS, INC.

The Company is authorized to issue more than one class or series of stock. The Company will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM —	as tenants in common	UNIF GIFT MIN ACT Custodian
TEN ENT —	as tenants by the entireties	(Cust) (Minor)
JT TEN —	as joint tenants with right of survivorship and not as tenants in common	under Uniform Gifts to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

For value received,                                                                                 hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

     IDENTIFYING NUMBER OF ASSIGNEE

     (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

                                                                                                                         Shares of the Class A Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint                                                                                  Attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
MUST CORRESPOND WITH THE NAME AS WRITTEN
UPON THE FACE OF THE CERTIFICATE IN EVERY
PARTICULAR, WITHOUT ALTERATION OR
ENLARGEMENT OR ANY CHANGE WHATEVER.

     SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION, BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.